UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2020 (May 5, 2020)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)
The Board of Directors has appointed Hugo R. Dooner to serve as a director until the next annual meeting of the Company's stockholders and his successor is elected and qualified or, if earlier, until his resignation or removal. Mr. Dooner’s appointment, which was effective May 5, 2020, brings the total number of directors to eleven, nine of whom are “independent” under applicable Nasdaq Stock Market rules.

Mr. Dooner, age 50, is the Chief Executive Officer of LoanMart, a privately-held company that is the largest online auto title loan lender in the U.S. Prior to joining LoanMart in 2014, Mr. Dooner was the Executive Vice President, Head of Personal Lending Division at Santander Consumer USA Inc., a NYSE-listed auto finance company, where he was responsible for multiple lines of business, including Consumer-Direct Refinance, Private label Credit Card and Consumer-Direct PULs. From 2002 to 2010, Mr. Dooner held positions of increasing responsibility at HSBC, one of the world’s largest banking and financial services organizations, where he progressed to serve for two years as Vice President and Director, Head of Portfolio Marketing and Global Servicing Operations. He began his business career in investment banking, serving in the Business Development Group of Merrill Lynch from 2000 to 2002. Mr. Dooner received a Bachelor of Arts in Political Science from the University of California, Santa Barbara, and an MBA with concentrations in Finance and Entrepreneurship from the University of Chicago Graduate School of Business.
As a director, Mr. Dooner will participate in the standard compensation plan for non-employee directors, which is described in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2019 (under "Part III - Item 11, Executive Compensation - Director Compensation"). Pursuant to that plan, for fiscal 2020 non-employee directors receive an annual retainer fee of $80,000 and an annual grant of restricted stock having a grant date value of $160,000 (200% times the annual retainer fee). The annual cash retainer fee is paid quarterly, and the annual restricted stock awards are generally made on or about October 1 of each year.
Mr. Dooner will receive $13,333 as soon as practicable after May 5, 2020, representing the pro rata portion of the fiscal annual retainer fee for the third quarter of fiscal 2020, and thereafter will receive directors fees on a quarterly basis as described above. Mr. Dooner will also receive a grant of 12,346 shares restricted stock, representing his prorated fiscal 2020 grant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	May 11, 2020	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary